NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund (formerly, NVIT Core Plus Bond Fund)
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Short Term Bond Fund
Supplement dated December 8, 2022
to the Prospectus dated May 2, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Short Term Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 7, 2022, the Board approved the termination of Nationwide Asset Management, LLC (“NWAM”) as the subadviser to the NVIT Short Term Bond Fund (the “Fund”), and the appointment of Loomis, Sayles & Company L.P. (“Loomis Sayles”) as the Fund’s new subadviser. This change is anticipated to take effect on or about March 20, 2023, (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, NWAM in the Prospectus with respect to the Fund are deleted in their entirety.

b.	The Fund is renamed the “NVIT Loomis Short Term Bond Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 35 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in bonds (or fixed-income securities) which include:

•	U.S. government securities;

•
Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);

•	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and

•
Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1‑3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2021, the average duration of the Index was 1.85 years.

In deciding which securities to buy or sell, the subadviser may consider a number of factors related to the bond issue and the current market, for example, including:

•	the financial strength of the issuer;

•	current interest rates and valuations;

•	the stability and volatility of a country’s bond markets and

•	expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.

c.	The information under the heading “Principal Risks” beginning on page 36 of the Prospectus is modified as follows:

i.	“High-yield bonds risk,” “Sovereign debt risk” and “Sector risk” are each deleted in their entirety.

d.	The information under the heading “Portfolio Management – Subadviser” on page 38 of the Prospectus is deleted in its entirety and replaced with the following:
Loomis, Sayles & Company, L.P.

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 38 of the Prospectus are deleted in their entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Vice President	Since 2023
Clifton V. Rowe, CFA	Vice President	Since 2023
Daniel Conklin, CFA	Vice President	Since 2023

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in bonds (or fixed-income securities) which include:

•	U.S. government securities;

•	Corporate debt securities issued by U.S. or foreign companies that are investment grade;

•	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and

•
Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1‑3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2021, the average duration of the Index was 1.85 years.

In deciding which securities to buy or sell, the subadviser may consider a number of factors related to the bond issue and the current market, for example, including:

•	the financial strength of the issuer;

•	current interest rates and valuations;

•	the stability and volatility of a country’s bond markets and

•	expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Three themes typically drive the subadviser’s investment approach. First, the subadviser generally seeks fixed-income securities that are attractively valued relative to the subadviser’s credit research team’s assessment of credit risk. The broad coverage combined with the goal of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the subadviser may invest significantly in securities the prices of which the subadviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, the subadviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Duration – a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. government securities – debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

h.	The information under the heading “How the Funds Invest—Principal Risks” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

i.
The information relating to Nationwide Asset Management, LLC under the heading “Fund Management – Subadvisers” on page 64 of the Prospectus with respect to the Fund is deleted in its entirety and replaced with the following:

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is the subadviser to the NVIT Loomis Short Term Bond Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $363.1 billion in assets under management as of December 31, 2021.

j.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Loomis Short Term Bond Fund
Christopher T. Harms, Clifton V. Rowe, CFA, and Daniel Conklin, CFA are co‑portfolio managers of the Fund and are responsible for the day‑to‑day management of the Fund, including the selection of the Fund’s investments.
Mr. Harms is a Vice President of Loomis Sayles, joined Loomis Sayles in 2010, and has 42 years of investment industry experience.
Mr. Rowe is a Vice President of Loomis Sayles, joined Loomis Sayles in 1992, and has 30 years of investment industry experience.
Mr. Conklin is a Vice President of Loomis Sayles, joined Loomis Sayles in 2012, and has 12 years of investment industry experience.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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